                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                          CROWN AMERICAN REALTY TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                          CROWN AMERICAN REALTY TRUST
                               PASQUERILLA PLAZA
                         JOHNSTOWN, PENNSYLVANIA 15901

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS--APRIL 24, 2002

TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of Crown American Realty Trust (the "Company") will be held at the Johnstown Holiday Inn, 250 Market Street, Johnstown, Pennsylvania on Wednesday, April 24, 2002 at 10:00 a.m. (local time), for the purpose of considering and acting upon the following:

          (1) The election of three persons to serve as Trustees for a three-year term expiring at the Annual Meeting of Shareholders in 2005; and

          (2) Such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on February 28, 2002 as the record date for the determination of the holders of the Company's Common Shares of Beneficial Interest entitled to receive notice of and to vote at the meeting, or any adjournments thereof, and only shareholders of record on such date are entitled to receive notice of and to vote at said meeting.

     You will find enclosed a proxy card which may be completed and returned in order to vote all Common Shares of Beneficial Interest which you hold. You may also vote over the Internet or by telephone by following the instructions found on the proxy card. The Company's 2001 Annual Report to Shareholders and Form 10-K is also enclosed.

                                        By Order of the Board of Trustees,

                                             Ronald P. Rusinak
                                             Vice President, General
                                               Counsel and Secretary

Johnstown, Pennsylvania
March 19, 2002

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY OR TO VOTE OVER THE INTERNET OR BY TELEPHONE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. THE GIVING OF YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                          CROWN AMERICAN REALTY TRUST
                               PASQUERILLA PLAZA
                         JOHNSTOWN, PENNSYLVANIA 15901

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 24, 2002

                                    GENERAL

     This Proxy Statement is furnished to shareholders in connection with the solicitation by the Board of Trustees of Crown American Realty Trust (the "Company") of proxies in the accompanying form for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at 10:00 a.m. (local time) on Wednesday, April 24, 2002 at the Johnstown Holiday Inn, 250 Market Street, Johnstown, Pennsylvania or at any adjournment thereof. You may complete and sign the accompanying proxy card and return it to the Company. In addition, you may vote through the Internet or by using a toll-free telephone number by following the instructions included with your proxy card. If a proxy in the accompanying form is duly executed and returned to the Company or you vote through the Internet or by telephone, the shares represented will be voted at the Annual Meeting and, where a choice is specified, will be voted in accordance with the specification made. Any shareholder who gives a proxy has the power to revoke it at any time before it is exercised by notice to the Secretary regardless of whether you voted by executing the proxy card, through the Internet or by telephone. A later-dated proxy will revoke an earlier proxy, and shareholders who attend the Annual Meeting may, if they wish, vote in person even though they have submitted a proxy, in which event the proxy will be deemed to have been revoked.

     As of the close of business on February 28, 2002, the Company had outstanding 26,208,049 Common Shares of Beneficial Interest ("Common Shares"). This proxy statement and the proxy in the accompanying form are being mailed on or about March 19, 2002 to holders of record of the Common Shares as of the close of business on February 28, 2002. The Company has senior preferred shares of beneficial interest outstanding which do not currently have voting rights.

     The Annual Report to Shareholders and Form 10-K for the fiscal year ended December 31, 2001, which includes consolidated financial statements, is enclosed with this Proxy Statement.

                                     VOTING

     Shareholders of record as of the close of business on February 28, 2002 (the "Record Date") have the right to receive notice of and to vote at the Annual Meeting. The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum. Each share may be voted for as many individuals as there are Trustees to be elected and for whose election the share is entitled to be voted. A plurality of all the votes cast shall be sufficient to elect a Trustee. A majority of the votes cast shall be sufficient to approve any other matter which may come before the meeting unless more than a majority of the votes cast is required by statute or by the Company's Second Amended and Restated Declaration of Trust.

                     BENEFICIAL OWNERSHIP OF CAPITAL STOCK

     Under the proxy rules of the Securities and Exchange Commission (the "SEC"), a person who directly or indirectly has or shares voting power and/or investment power with respect to a security is considered a beneficial owner of the security. Voting power includes the power to vote or direct the voting of shares, and investment power includes the power to dispose of or direct the disposition of shares. Shares as to which voting power and/or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

MANAGEMENT

     The Company conducts all of its business activities through subsidiaries, principally Crown American Properties, L.P., a Delaware limited partnership (the "Operating Partnership"), and through a number of other partnerships or limited liability companies owned by the Operating Partnership or the Company. The Company does not have any employees other than its officers. For purposes of this Proxy Statement, employees and officers of the Operating Partnership are treated as employees of the Company.

     The Trustees, chief executive officer, four most highly compensated executive officers who were serving as executive officers as of December 31, 2001, and all Trustees and executive officers of the Company as a group beneficially owned as of February 28, 2002 the number of Common Shares set forth in the table below. The information on beneficial ownership in the table and related footnotes is based upon data furnished to the Company by, or on behalf of, the persons referred to in the table. Unless otherwise indicated in the footnotes to the table, each Trustee and executive officer has sole voting power and sole dispositive power with respect to the shares shown.

                                                        AMOUNT AND NATURE
                                                          OF BENEFICIAL        PERCENT OF
NAME                                                     OWNERSHIP (11)        CLASS (1)
----                                                    -----------------     ------------
Mark E. Pasquerilla                                         4,393,787(2)          16.0%
Clifford A. Barton                                             58,280(3)             *
Donald F. Mazziotti                                            27,314(3)             *
Zachary L. Solomon                                            325,000(3)           1.2%
Peter J. Siris                                                128,500(4)             *
Terry L. Stevens                                               99,223(5)             *
Donato B. Zucco                                                85,386(6)             *
Thomas Stephenson                                             142,845(7)             *
Nicholas O. Antonazzo                                         132,969(8)             *
Robert J. Griffith                                             68,388(9)             *
All Trustees and executive officers as a group (10
  persons)                                                  5,461,692(10)         19.5%

---------

* Less than 1%

 (1) The percentage of class was determined by dividing the number of shares beneficially owned by the number of Common Shares outstanding, in each case treating the shares which may be acquired upon exercise of outstanding options as outstanding that are exercisable within 60 days of February 28, 2002 as required by Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended. For purposes of inclusion in the table and percentage of class, options represent the right to acquire common Partnership Units, which are exchanged for Common Shares of the Company generally on a one for one basis, upon the exercise of said options.

 (2) Includes 44,383 Common Shares held of record by Mark E. Pasquerilla individually and 181,565 Common Shares held of record by Marenrico Partnership, a general partnership consisting of Mark E. Pasquerilla and Leah Pasquerilla, his sister, as to which Common Shares he shares voting and dispositive power. Also includes 4,167,839 Common Shares beneficially owned by Crown Investments Trust ("Crown Investments"), a Delaware business trust the entire beneficial interest of which is owned by Crown Delaware Holding Corporation, a Delaware corporation ("Crown Delaware"). All the outstanding capital stock of Crown Delaware is owned by Crown Holding Company, a Pennsylvania corporation ("Crown Holding"). All of the voting common stock of Crown Holding is owned by Mark E. Pasquerilla. Does not include 2,161 Common Shares allocated under the Crown American Associates Key Executive Incentive Plan (the "Associate Executive Plan") and 570 shares allocated under the Crown American Hotel Deferred Compensation Plan.

 (3) Includes 25,000 shares which may be acquired upon the exercise of outstanding options.

 (4) Includes 4,000 Common Shares held in trust for his son and daughter, with respect to which Mr. Siris is the trustee, beneficial ownership of which shares is disclaimed. Includes 7,000 Common Shares held jointly by Mr. Siris and his wife, with whom he shares voting and dispositive power. Also includes 51,500 Common Shares held in an investment fund over which Mr. Siris has voting and dispositive power and includes 25,000 shares which may be acquired upon the exercise of outstanding options.

 (5) Includes 1,991 Common Shares held in custodial accounts for his daughters, with respect to which Mr. Stevens is the custodian, beneficial ownership of which shares is disclaimed. Also includes 89,000 shares which may be acquired upon the exercise of outstanding options.

 (6) Includes 65,000 shares which may be acquired upon the exercise of outstanding options.

 (7) Includes 137,000 shares which may be acquired upon the exercise of outstanding options.

 (8) Includes 5,969 Common Shares held jointly by Mr. Antonazzo and his wife, with whom he shares voting and dispositive power. Includes 127,000 shares which may be acquired upon the exercise of outstanding options.

 (9) Includes 1,823 Common Shares held jointly by Mr. Griffith and his wife, with whom he shares voting and dispositive power. Also includes 65,000 shares which may be acquired upon the exercise of outstanding options.

(10) Includes 4,167,839 Common Shares beneficially owned by Crown Investments which are included in the reported holdings of Mark E. Pasquerilla. Also includes the shares which may be acquired upon the exercise of outstanding share options as described above.

(11) Does not include Common Shares allocated to the executive in connection with the Crown American Properties, L.P. Key Executive Capital Incentive Plan (the "Executive Incentive Plan") that are held in the Rabbi Trust, as hereinafter defined, as follows: Mr. Pasquerilla "55,395"; Mr. Stevens "46,513"; Mr. Zucco " 34,793"; Mr. Stephenson "50,646"; Mr. Antonazzo "34,887"; Mr. Griffith "2,960"; and all Trustees and executive officers as a group "225,194". The executives do not have voting or dispositive power over such shares.

OTHER BENEFICIAL OWNERS

     The following table sets forth information with respect to each shareholder known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares as of the Record Date:

                                                           AMOUNT AND NATURE
NAME AND ADDRESS                                             OF BENEFICIAL       PERCENT
OF BENEFICIAL OWNER                                            OWNERSHIP         OF CLASS
-------------------                                        -----------------     --------
Crown Investments Trust                                         4,167,839(1)       15.0%
  Pasquerilla Plaza
  Johnstown, PA 15901

---------

(1) Includes 2,914,721 Common Shares (or 11.12% of the outstanding shares) currently held by Crown Investments and 1,253,118 Common Shares that Crown Investments has the right to acquire. Crown American Investment Company a subsidiary of Crown Investments and Crown Investments presently own 9,956,398 common partnership units in the Operating Partnership ("Partnership Units"). Pursuant to the Operating Partnership's partnership agreement, Crown Investments has the right to require the Operating Partnership to redeem part or all of Crown Investments' common Partnership Units for a price equal to the equivalent value of the Common Shares (on a one-for-one basis). The obligation to redeem Crown Investments' common Partnership Units may be assumed by the Company and such redemption can then be made for, at the Company's election, either Common Shares (on a one-for-one basis) or the cash equivalent thereof, provided that the Company may not pay for such redemption with Common Shares to the extent that it would result in Crown Investments beneficially or constructively owning more than 16.0% of the outstanding Common Shares. Conversely, Crown Investments may require the Company to assume the obligation to pay for such redemption with Common Shares to the extent that Crown Investments owns less than 16.0% of the outstanding Common Shares. The redemption right may be exercised by Crown Investments from time to time (although only once during any calendar year), in whole or in part, subject to the limitation that in any calendar year the redemption right may be exercised only with respect to 20% of (a) the common Partnership Units held by Crown Investments immediately after the initial public offering of the Common Shares plus (b) the common Partnership Units, if any, issued to Crown Investments in connection with the acquisition of certain properties from Crown Investments. For purposes of the 16.0% ownership limitation, Crown Investments is deemed to own Common Shares held by certain affiliates and related parties; as of December 31, 2001, Crown Investments believes it would be deemed to own 222,808 additional Common Shares for these purposes. Crown Investments has sole voting power and sole investment power over all Common Shares owned by it. The percent of class was determined by dividing the number of Common Shares beneficially owned by the number of Common Shares outstanding, treating the Common Shares which may be acquired by Crown Investments as outstanding.

                                 PROPOSAL NO. 1

                              ELECTION OF TRUSTEES

NOMINEES

     Three trustees will be elected at the Annual Meeting to serve until the annual meeting of shareholders in 2005 and until their successors are duly elected and qualified. The Board of Trustees has approved the nominations of Mark E. Pasquerilla, Clifford A. Barton and Peter J. Siris and recommends a vote for their election. Each of the nominees has consented to be named as a nominee and to serve if elected.

     Unless authority to so vote is withheld, it is intended that the proxies solicited by the Board of Trustees will be voted FOR the election of the three nominees. In the event that at the date of the Annual Meeting any of the nominees should for any reason not be available for election, the proxies solicited by the Board will be voted for the election of the other nominees and such substitute nominee as shall be designated by the Board.

     The Company's Bylaws provide that nominations for the election of Trustees at a meeting of shareholders may be made only by the Board or a shareholder of record entitled to vote in the election of the Trustees to be elected; provided, however, that a nomination may only be made by a shareholder of record at a meeting of shareholders if written notice that the nomination is to be made is received by the Secretary of the Company prior to the meeting. Generally, in the case of an annual meeting, the written notice must be received not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting and must contain certain information with respect to the nominee as set forth in the Bylaws. Shareholders can obtain information regarding the nominating procedure from the Secretary of the Company. The Company received no written notice that a nomination would be made by a shareholder at the Annual Meeting.

     Information about the nominees, each of whom is presently a member of the Board of Trustees, and about the other Trustees whose terms of office will continue after the Annual Meeting is set forth in the table below.

                                       TRUSTEE                  PRINCIPAL OCCUPATION OR
                NAME                    SINCE               EMPLOYMENT, DIRECTORSHIPS, AGE
                ----                   -------              ------------------------------
Nominees for a term expiring in 2005

Mark E. Pasquerilla                     1993     Chairman of the Board of Trustees and Chief Executive
                                                 Officer since April 1999; Vice Chairman of the
                                                 Company from September 1998 to April 1999; President
                                                 of the Company and its various subsidiaries and
                                                 affiliates since 1993; President and Chairman of
                                                 Crown Holding Company and its various subsidiaries
                                                 and affiliates since April 1999; President and Vice
                                                 Chairman of Crown Holding Company and its various
                                                 subsidiaries from 1993 to 1999. President of Crown
                                                 American Corporation and its various subsidiaries
                                                 prior to 1993; Director of AmeriServ Financial, Inc.,
                                                 AmeriServ Financial Bank, AmeriServ Mortgage Company,
                                                 Standard Mortgage Corporation of Georgia, AmeriServ
                                                 Life Insurance Company, and AmeriServ Associates,
                                                 Inc. since 2001, entities formerly known an
                                                 USBANCORP, Inc. and certain of its subsidiaries; Age
                                                 42

                                       TRUSTEE                  PRINCIPAL OCCUPATION OR
                NAME                    SINCE               EMPLOYMENT, DIRECTORSHIPS, AGE
                ----                   -------              ------------------------------
Clifford A. Barton                      1993     Retired since January 1994; Chairman, President and
                                                 Chief Executive Officer of USBANCORP, Inc. from prior
                                                 to 1992 to January 1994; Director of Three Rivers
                                                 Bank & Trust Co. and Three Rivers Bancorp, Inc.; Age
                                                 73

Peter J. Siris                          1998     Managing Director of Guerrilla Capital Management LLC
                                                 (investment management firm) since 1998; Senior Vice
                                                 President of ABN-Amro-Chicago Corp. (banking group)
                                                 from February 1997 to March 1997; Senior Vice
                                                 President of WARNACO, Inc. (clothing manufacturer)
                                                 from 1995 to 1996; Managing Director of UBS
                                                 Securities from 1990 to 1995; Director of Candies,
                                                 Inc. since January 2000; Author of "Guerilla
                                                 Investing"; Age 57

Continuing Trustees with a term expiring in 2004:

Donald F. Mazziotti                     1993     Executive Director Portland Development Commission
                                                 since April 2001; Senior Consultant to ProDx, Inc.
                                                 (professional technology (services) since January
                                                 2001; Chief Information Officer, State of Oregon,
                                                 1998-2000; Chairman of Delta Development Group, Inc.
                                                 (government relations, economic planning and
                                                 Management consulting) from 1995 to 1997; President
                                                 of Delta Development Group, Inc. from 1988 to 1998;
                                                 Age 56

Terry L. Stevens                        1999     Executive Vice President and Chief Financial Officer
                                                 of the Company since May 1999; Senior Vice President
                                                 and Chief Financial Officer of the Company from
                                                 September 1998 to May 1999; Senior Vice President and
                                                 Chief Accounting Officer of the Company from May 1995
                                                 to September 1998; Vice President and Chief
                                                 Accounting Officer of the Company from May 1994 to
                                                 May 1995; Certified Public Accountant; Age 53

Continuing Trustees with a term expiring in 2003:

Donato B. Zucco                         1999     Senior Vice President and Chief Administrative
                                                 Officer of the Company since 1993; Mayor of
                                                 Johnstown, Pennsylvania since January 1998; Director
                                                 of Promistar Bank since 2000; Director of First
                                                 National Bank of Pennsylvania since 2002, formerly
                                                 known as Promistar Bank; Age 61

Zachary L. Solomon                      1993     Chief Executive Officer of Baby Togs Inc. (children's
                                                 wear Manufacturer) since February 2000; President
                                                 Finity Apparel (women's sportswear) November 1999 to
                                                 January 2000; President and Chief Executive Officer
                                                 of Adrienne Vittadini (clothing designer) Company
                                                 from February 1998 to September 1999; President and
                                                 Chief Executive Officer of Associated Merchandising
                                                 Corporation (private label developer and sourcing)
                                                 from 1991 until 1997; Trustee of Preface Corporation
                                                 since July 2000; Trustee of Brooklyn College since
                                                 September 1986; Age 67

VOTE REQUIRED

     Only affirmative votes are counted in the election of Trustees. The three nominees for election as Trustees at the Annual Meeting who receive the highest number of votes cast for the election of Trustees by the holders of the Company's Common Shares present in person or voting by proxy, a quorum being present, will be elected as Trustees.

COMMITTEES OF BOARD OF TRUSTEES

     The principal committees of the Board of Trustees are the Executive Committee, the Nominating Committee, the Audit Committee and the Compensation Committee.

     The members of the Executive Committee are Mark E. Pasquerilla, Terry L. Stevens, and Donato B. Zucco. The Executive Committee is authorized to exercise all the powers of the Board of Trustees in the conduct of the business of the Company during the time when the Board of Trustees is not in session, except that the Executive Committee cannot declare dividends or other distributions, elect Trustees, issue shares of the Company, recommend action to the shareholders, amend the Bylaws or approve any merger or share exchange which does not require shareholder approval. The Executive Committee did not meet in 2001 because the members of such committee and management of the Company favor participation by all Trustees whenever possible.

     The Board of Trustees has established a Nominating Committee with regard to election to the Board of Trustees. In 2001, the Nominating Committee consisted of Mark E. Pasquerilla and Donald F. Mazziotti. The Committee did not meet in 2001. However, the entire Board of Trustees voted to approve the nominations of Messrs. Pasquerilla, Barton and Siris.

     The principal function of the Audit Committee is to assist the Board of Trustees in its oversight of the Company's accounting and financial reporting policies and its system of internal controls, the Company's financial statements and the annual independent audit thereof, and the selection, evaluation and independence of the Company's outside auditors. The Committee members are Peter
J. Siris (Chairman), Clifford A. Barton, Donald F. Mazziotti, and Zachary L. Solomon. During fiscal year 2001, the Audit Committee met four times.

     The Compensation Committee consists of Messrs. Barton (Chairman), Siris, Mazziotti and Solomon. The Compensation Committee consists only of non-employee Trustees and its responsibilities include determining compensation of the Company's executive officers and administering the Company's option plans, the Executive Incentive Plan, the Retirement Savings Plan and the Savings Restoration Plan. The Compensation Committee held three regular meetings, two special meetings and took one Action by Unanimous Written Consent in Lieu of Meeting in 2001.

     The Board of Trustees held four regular meetings and seven special meetings in 2001. All of the Trustees attended at least 75% of the aggregate of all meetings of the Board of Trustees and the committees on which they served during 2001.

COMPENSATION OF TRUSTEES

     Trustees who are employees of the Company do not receive a retainer or fees for attending meetings of the Board of Trustees or meetings of Committees of the Board. Trustees who are not employees of the Company receive an annual fee of $18,000, a meeting fee of $1,000 for each Board or Committee meeting attended and reimbursement of expenses incurred in attending meetings, and a fee of $500 for each non-Board or Committee meeting conference call.

     Options to purchase a total of 125,000 Common Shares of the Company are authorized for grant to non-employee Trustees pursuant to the 1993 Trustees' Option Plan, as amended. Each non-employee Trustee automatically is granted on December 31 of each year an option to purchase 5,000 Common Shares having an exercise price equal to 100% of the fair market value of the shares on the date of grant. On December 31, 2001, each of the four non-employee Trustees was granted options to purchase 5,000 Common Shares at an exercise price of $7.80. The Trustees' Option Plan also provides for an automatic grant of 5,000 options to purchase Common Shares with an exercise price equal to 100% of the fair market value of the shares on the date of grant upon the appointment or election of each new non-employee Trustee to the Board. As of December 31, 2001, there were 100,000 outstanding options to purchase Common Shares held by the Trustees. To date, all options granted to the Trustees under the Trustees' Option Plan have been exercisable immediately upon grant and terminate five years thereafter. To date 1,000 and 6,000 options have been exercised by Donald Mazziotti and a former trustee, respectively.

     The terms of each option are contained in an Option Agreement, signed by the optionee, that includes such terms and conditions, consistent with the Trustees' Option Plan, as amended, and Rule 16b-3 ("Rule 16b-3") under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the Compensation Committee determines to be necessary or advisable.

     The Board of Trustees may amend, suspend or terminate the Trustees' Option Plan at any time, in its sole discretion; provided, however, that the Board of Trustees may not amend the Trustees' Option Plan without approval of the shareholders of the Company if such approval is required by Rule 16b-3.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's Trustees, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company. Officers, Trustees and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms which they file. Based on these copies and Trustees' and officers' representations, we believe all Trustees and executive officers complied with the Section 16(a) requirements in 2001.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for 1999, 2000 and 2001 of the Chief Executive Officer of the Company and those persons who were, as of December 31, 2001, the other four most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM      ALL OTHER
                                                ANNUAL COMPENSATION    COMPENSATION   COMPENSATION
                                                --------------------   ------------   ------------
NAME AND PRINCIPAL POSITION              YEAR    SALARY    BONUS (1)   OPTIONS (2)        (3)
---------------------------              ----    ------    ---------   -----------        ---
MARK E. PASQUERILLA                      2001   $200,000   $109,200            0        $ 7,336
  Chairman of the Board of Trustees,     2000    312,000    202,800            0          7,716
  Chief Executive Officer and President  1999    278,285    216,000            0          7,310
THOMAS STEPHENSON                        2001    209,000     87,780            0         11,050
  Executive Vice President,              2000    209,622    125,773       35,000         11,050
  Asset Management                       1999    184,373     66,261            0         10,400
TERRY L. STEVENS                         2001    211,603     88,873            0         11,050
  Executive Vice President,              2000    191,163    119,773       45,000         11,050
  Chief Financial Officer                1999    169,448     66,600       60,000         10,400
ROBERT J. GRIFFITH                       2001    114,330     63,512            0          7,432
  Senior Vice President,                 2000    114,330     52,272       25,000          7,432
  Real Estate Leasing                    1999    114,330     31,896            0          7,432
DONATO B. ZUCCO                          2001    135,844     57,054            0          8,822
  Senior Vice President and              2000    129,375     77,625       55,000          8,404
  Chief Administrative Officer           1999    121,324     42,000            0          7,884

---------

(1) Bonuses under the Executive Incentive Plan for 2001 2000 and 1999 were earned based on corporate and individual performances achieved in those years. In 2001, twelve executives received a bonus based upon the Company achieving predetermined corporate goals and a review of their individual performance. The aggregate of the bonuses earned that relate to 2001 performance was $645,015. The Compensation Committee determined for 2001 that an executive who elected to defer 100% of his or her incentive award in the form of Common Shares to be held by a trust with a bank established under the Executive

    Incentive Plan (the "Rabbi Trust") until normal retirement, will receive additional Common Shares equivalent to 20% of his or her incentive award. In 2001, three executives deferred 100% of their bonuses in the form of Common Shares and thus received an additional 20% award also in Common Shares; three executives deferred 50%, and the remaining six executives elected to receive 100% in cash in early 2002. After the end of each plan year the Company pays the non-deferred bonuses in cash to the executives and also deposits cash equal to the aggregate amount of the deferred bonuses into the Rabbi Trust. Amounts held in the Rabbi Trust are allocated to each executive and are invested in Common Shares of the Company and in other investments as determined by the Trustee; gains, losses and earnings on the assets are allocated to each executive's account. Each executive will be entitled to receive the value of his or her allocated account in the Rabbi Trust in a lump sum or over a period of years upon retirement or beginning at other dates as elected by the executive.

(2) The amounts represent the right to acquire common Partnership Units, which are exchanged for Common Shares of the Company generally on a one for one basis, upon the exercise of said options. Mark E. Pasquerilla, Chairman, Chief Executive Officer, and President, currently does not participate in the 1993 Crown American Realty Option Plan (the "Employee Option Plan") or the Trustee's Option Plan.

(3) The amount shown represents the Company's contribution to its Retirement Savings Plan on behalf of the named executive.

OPTION EXERCISES IN 2001 AND 2001 YEAR-END VALUES

     The following table sets forth as to four of the persons named in the Summary Compensation Table information with respect to (i) the options exercised during 2001, (ii) the net value realized upon such exercises, (iii) the number of common Partnership Units covered by unexercised options held at December 31, 2001 and (iv) the value of such unexercised options at December 31, 2001. Mark
E. Pasquerilla, Chairman and Chief Executive Officer, currently does not participate in the Employee Option Plan or the Trustee's Option Plan. Common Partnership Units obtained under the Employee Option Plan are exchanged for Common Shares of the Company, generally on a one for one basis, upon the exercise of said options.

    AGGREGATED OPTION EXERCISES IN 2001 AND DECEMBER 31, 2001 OPTION VALUES

                                                                                          VALUE OF
                                                                   NUMBER OF             UNEXERCISED
                                                                  UNEXERCISED           IN-THE-MONEY
                                      COMMON                      OPTIONS AT             OPTIONS AT
                                      SHARES                   DECEMBER 31, 2001    DECEMBER 31, 2001 (1)
                                    ACQUIRED ON     VALUE        EXERCISABLE/           EXERCISABLE/
NAME AND PRINCIPAL POSITION          EXERCISE      REALIZED      UNEXERCISABLE          UNEXERCISABLE
---------------------------          --------      --------    -----------------    ---------------------
THOMAS STEPHENSON                        0            $0         96,000/59,000              $0/$82,705
  Executive Vice President,
  Asset Management
TERRY L. STEVENS                         0            $0        60,000/105,000         $5,100/$121,105
  Executive Vice President and
  Chief Financial Officer
ROBERT J. GRIFFITH                       0            $0         48,000/37,000              $0/$59,075
  Senior Vice President
  Real Estate Leasing
DONATO B. ZUCCO                          0            $0         48,000/55,000             $0/$133,700
  Senior Vice President and
  Chief Administrative Officer

---------

(1) The value of unexercised in-the-money options has been determined under the assumption that the value of an option for a common Partnership Unit in Crown American Properties, L.P. is equivalent to that of an option for a Common Share of Beneficial Interest in the Company.

EMPLOYMENT AGREEMENTS WITH EXECUTIVES

     The Company entered into Employment Continuation Agreements with Messrs. Pasquerilla, Stephenson, Stevens and Zucco in February, 2002. Under the Agreements with Messrs. Pasquerilla, Stevens and Zucco, the executive agrees to remain in the employ of the Company for thirty-six months following a change of control (as defined in the agreement), and the Company agrees to provide the executive salary and benefits at levels commensurate with those prior to the change of control for the thirty-six month period.

     The agreements further provide that if during the employment period, the executive terminates his employment for good reason (as defined in the agreement) or is terminated by the Company for other than cause (as defined in the agreement) the Company will pay the executive his (i) earned salary, (ii) a cash severance amount equal to three times the sum of the executive's base salary and the average bonus for the three fiscal years preceding the date of termination and (iii) obligations accrued under applicable benefit plans, and will continue his benefits through the earlier of thirty-six months from the date of termination or the date the executive becomes eligible for comparable benefits offered by a subsequent employer. The payments under the agreements may be subject to reduction to the extent they are considered excess parachute payments under the Internal Revenue Code. The executive may be entitled to similar benefits under certain circumstances if his employment is terminated after a potential change of control and a change of control occurs within six months of such termination. If termination occurs by reason of death disability or voluntary termination by the executive (other than for good reason) the executive is generally entitled to receive earned salary and accrued benefit obligations.

     The Employment Continuation Agreement with Mr. Stephenson is essentially the same except that the executive agrees to remain with the Company for twenty-four months following a change of control and will receive severance equal to two times base salary and the average bonus for the two years preceding the date of termination, with continuation of benefits for twenty-four months.

     The Company entered into an employment agreement with Terry L. Stevens as the Chief Financial Officer of the Company under which Mr. Stevens is compensated at an annual base salary of $211,603. The agreement provides for his employment to continue through December 31, 2004 with automatic two year extensions unless the Company provides six-months written notice to Mr. Stevens that the term will not be extended. If Mr. Stevens is terminated without cause (as defined in the agreement) the Company must pay Mr. Stevens two years of base salary in effect upon termination and continue his benefits under the COBRA program during the two years following termination.

     These employment agreements have been approved by the Compensation Committee of the Board of Trustees.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement in whole or in part, the following report and the Stock Performance Graph on Page 12 shall not be incorporated by reference into any such filings.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF TRUSTEES

     The Compensation Committee of the Board of Trustees of the Company is responsible for setting and administering the Company's executive compensation programs. The philosophy of the Company is to ensure that executive compensation is designed to provide competitive levels of compensation that are consistent with the Company's annual and long term business performance goals. The Compensation Committee has based its compensation policy for its executive officers on a variety of factors, including job responsibility, salaries paid to executive officers of other REITs similar to the Company and job experience and performance of such officers.

     The Company's compensation program is designed to enhance the Company's ability to attract and retain highly qualified individuals while providing financial motivation necessary to achieve targeted Company performance.

BASE SALARY

     The Base salary program is designed to provide salary opportunities which are competitive with a community of competitor companies, as well as to reward individual contributions through performance driven salary growth. In the first quarter of 2001, the Committee reviewed the executive compensation for the Company's top executive group. The base salary, bonus plan, and options program were evaluated using related industry executive compensation data.

     For salary planning purposes, a merit percentage guideline is established by the Company annually. The merit percentage guideline is applied toward each exempt employee's base salary in consideration of the individual's performance, job responsibility, company internal equity and career considerations. A survey of comparable companies reported a projected merit increase range for 2001 to be 3% to 6%. For 2001, the Compensation Committee approved a merit pool increase for employees of the Company consisting of 3% of the aggregate base salaries of participating employees and distributed on the basis of individual annual performance reviews.

EXECUTIVE INCENTIVE PLAN

     Twelve of the Company's executives are eligible for an annual incentive award under the Executive Incentive Plan, which was adopted in 1993. The Executive Incentive Plan is self-funded through the earnings in excess of the Company's targeted Funds from Operations ("FFO") and other performance metrics. Under the Executive Incentive Plan, individual awards are driven by participants meeting or exceeding predetermined corporate and individual performance goals.

     Twelve executives received a bonus based upon the Company achieving predetermined corporate goals and a review of their individual performance. The aggregate of the bonuses paid in early 2002 related to the 2001 performance was $645,015. Mark E. Pasquerilla, Chairman and CEO received $109,200.

EMPLOYEE OPTION PLAN

     The Company adopted the Employee Option Plan on August 17, 1993. An objective of the Employee Option Plan is to provide capital accumulation opportunities to a select group of Company executives and employees by allowing them to acquire an equity interest in the Company, thus increasing said participant's incentives to make continued major contributions to the Company. Additionally, the Company hopes to maintain continuity of the management team with the provision of options. The Compensation Committee has approved the Chairman and Chief Executive Officer granting Chairman's Options to employees of the company whose performance is exemplary, all of said grants are approved by the Compensation Committee.

     In order to improve the effectiveness of the program, the Compensation Committee approved modifying the vesting schedule for any options granted after August 7, 2001 to vest immediately.

     In 2001, the Compensation Committee approved thirty (30) additional grants aggregating 111,000 shares for executives and employees for participation in the Employee Option Plan. The selection of the participants and the number of options awarded to them was based upon their perceived value to the Company and, if applicable, individual job performance.

     As of February 28, 2002, nineteen (19) Company officers and thirty-four
(34) non-officers were participating in the Employee Option Plan. Mark E. Pasquerilla, Chairman and Chief Executive Officer is not currently participating in the Employee Option Plan.

RETIREMENT SAVINGS PLAN

     The Company instituted the Retirement Savings Plan (the "Savings Plan") on August 17, 1993 pursuant to Section 401(k) of the Internal Revenue Code. The Savings Plan covers employees of the Company who have completed one year of service, working 1,000 hours per year, and have attained the age of 21. Executives of the Company are able to participate on the same terms as non-executive employees, subject to any legal limitations on amounts which may be contributed or the benefits which may be payable under the Savings Plan.

     The Company is contributing a percentage, which varies from 2% to 5% depending upon the age of the employee, of each eligible employee's base salary to the Savings Plan as a supplemental employer contribution subject to applicable limitations under the Internal Revenue Code. Participants also may elect to contribute, within certain percentage limitations, on a pre-tax basis. Employee contributions are matched by the Company up to 50% of the first 3% of the participant's salary.

     Receipt of benefits attributable to the Company's matching contribution and the supplemental employer contribution is subject to the vesting and forfeiture provisions of the Savings Plan. Other amounts are fully vested at all times.

     For 2001, the Company contributed an aggregate amount of $44,698 under the Savings Plan on behalf of the most highly compensated executive officers of the Company participating in such Plan. This includes both the supplemental employer contribution and the Company's matching contribution. The Company contributed $7,336 under the Savings Plan on behalf of Chairman and Chief Executive Officer, Mark E. Pasquerilla.

SAVINGS RESTORATION PLAN

     The Company implemented the Savings Restoration Plan (the "Restoration Plan") in 1997. Twenty-one of the Company's executives are eligible for participation. The Restoration Plan allows participants to defer current compensation, which cannot be deferred under the Savings Plan due to limitations imposed thereon, including the maximum amount of contributions which may be made. At present, seven employees are participating in the Restoration Plan.

                                          Respectfully submitted,

                                          /s/ Clifford A. Barton, Chairman
                                          /s/ Peter J. Siris
                                          /s/ Zachary T. Solomon
                                          /s/ Donald F. Mazziotti

SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following line graph compares the cumulative total shareholder return among the Company's Common Shares, the Standard & Poor's 500 Stock Index and a peer group of real estate investment trust companies selected by the Company. The Company believes that the business and operations of the peer group members closely resemble those of the Company. The graph assumes a $100 investment as of December 31, 1996 in the Company's Common Shares, the Index and the peer group. The graph was prepared by SNL Securities, L.C., which reserves all copyrights.

              CROWN AMERICAN REALTY TRUST TOTAL RETURN PERFORMANCE
[LINE GRAPH]

                                                               PERIOD ENDING
                                      ---------------------------------------------------------------
INDEX                                 12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------------------------------------------------------------------------------------------------
Crown American Realty Trust            100.00     136.18     124.01      98.86     110.66     181.08
S&P 500                                100.00     133.37     171.44     207.52     188.62     166.22
Crown American Realty Peer Group*      100.00     112.09     108.55      92.82     109.75     145.85

* The Crown American Realty Peer Group consists of CBL & Associates Properties, Inc., Simon Property Inc., General Growth Properties, Inc., The Macerich Company, Taubman Centers, Inc., Glimcher Realty, and JP Realty.

SNL Financial LC(C) 2002

     The peer group consists of the following publicly traded real estate investment trusts engaged in lines of business similar to those of the Company:
CBL & Associates Properties, Inc., Simon Property Group, General Growth Properties, Inc., The Macerich Company, Taubman Centers, Inc., Glimcher Realty Trust and JP Realty, Inc.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

     The Audit Committee of Crown American Realty Trust is composed of four non-management trustees. The Board of Trustees, in its business judgment, has determined that all members of the Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. The Committee operates under a written charter (the "Charter") adopted by the Company's Board of Trustees in April 2000 and amended on February 6, 2002, a copy of which is included as an Exhibit to this Proxy Statement.

     As set forth in the Charter, the principal function of the Audit Committee is to assist the Board of Trustees in its oversight of the Company's accounting and financial reporting policies and its system of internal controls, the Company's financial statements and the annual independent audit thereof, and the selection, evaluation and independence of the Company's outside auditors. Management of the Company has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. Arthur Andersen LLP, the Company's outside auditors and independent public accountants, are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent public accountants. The Committee discussed with the independent public accountants matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, "Communication With Audit Committees" and SAS No. 90, "Audit Committee Communications."

     During the year ended December 31, 2001 the Company retained Arthur Andersen LLP to provide services in the following categories and amounts: annual audit and quarterly review services -- $207,000; financial information systems design and implementation fees -- $0; all other consulting fees -- $230,950, consisting primarily of tax return preparation and review services, audits of subsidiaries and other information required under loan or financing agreements, and consulting on state tax escheatment matters.

     Arthur Andersen LLP also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions With Audit Committees." The Committee discussed with Arthur Andersen LLP that firm's independence, and the Committee also considered the effect of the non-audit services as summarized above on the independence of Arthur Andersen LLP.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent public accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's independent public accountants are in fact "independent."

     Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 to be filed with the Securities and Exchange Commission.

                                          Respectfully submitted,

                                          /s/ Peter J. Siris, Chairman
                                          /s/ Clifford A. Barton
                                          /s/ Donald F. Mazziotti
                                          /s/ Zachary L. Solomon

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CROWN RIGHTS

     Pursuant to the Operating Partnership Agreement, Crown Investments, and its subsidiary Crown American Investment Company, have certain rights (the "Crown Rights"), which enable them to require the Operating Partnership to redeem part or all of their common Partnership Units for a price equal to the equivalent value of the common shares of the Company (on a one-for-one basis). Crown Investments currently owns 8,169,939 common Partnership Units and Crown American Investment Company owns 1,786,459 common Partnership Units. The obligation to redeem these Partnership Units may be assumed by the Company in exchange for, at the Company's election, either shares (on a one-for-one basis) or the cash equivalent thereof, provided that the Company may not pay for such redemption with shares to the extent that it would result in Crown Investments and its affiliates beneficially or constructively owning more than 16% of the outstanding shares. Crown Investments and its affiliates may require the Company to assume the obligation to pay for such redemption with shares to the extent that Crown Investments and its affiliates own less than 16% of the outstanding shares. Crown Investments and its subsidiary have pledged substantially all their Partnership Units (the "Pledged Units") as collateral for two loans made by two unrelated third parties. In June 1995 and in August 1999 the Company filed Registration Statements on Form S-3 with the Securities and Exchange Commission relating to the Pledged Units. If at the time of any such permitted exchange the Shelf Registration is not effective, the Company is obligated to purchase a specified portion of the Pledged Units. The Company also has the right to purchase the Pledged Units in lieu of effecting an exchange.

MANAGEMENT AGREEMENTS

     The Company managed certain retail properties for Crown American Enterprises, Inc. ("Crown Enterprises") and its affiliates pursuant to a management agreement. For its services, the Company received management and leasing fees which amounted to $0.02 million for the year ended December 31, 2001.

     In addition, Crown Investments, Crown Enterprises, and their affiliates have agreed to pay the Company sales commissions up to 15% of the net sales price for its services in selling certain land and other assets owned by these parties. Total commissions earned were $0.06 million for the year ended December 31, 2001.

SUPPORT AGREEMENT

     In connection with the Company's formation, Crown Investments entered into a cash flow support agreement (the "Support Agreement"), which was subsequently amended in 1997 and 1994, with the Operating Partnership and the Financing Partnership with respect to Mount Berry Square, Martinsburg Mall, Oak Ridge Mall and Bradley Square, all of which were opened in 1991 and were in various states of initial lease-up, with mall store occupancy rates below 75%.

     The Support Agreement provides that Crown Investments will guarantee, on a quarterly basis, up to a maximum of $1.0 million, that each of the four malls will generate a stipulated aggregate amount of base rents. The quarterly amounts due under the Support Agreement are calculated as the difference between the aggregate amount of actual base rents earned in the quarter at each mall and stipulated aggregate amount of base rents. The 1997 amendment provided that the quarterly support amounts after 1997 shall be reduced by 2.5% of the gross sales price of any sales of outparcel land that occur after 1997, which is intended to approximate the base rents that could have been earned had such outparcel land been leased or developed, rather than sold. Crown Investments was also obligated to fund any tenant improvement and leasing costs associated with a fixed amount of shortfall space. The obligations of Crown Investments under the Support Agreement presently continue as to three malls and will terminate as to a mall when the aggregate base rents at such mall achieve the stipulated amount over four consecutive quarters (as determined by the independent trustees of the Company). Crown Investments' support obligation has ceased for Mt. Berry Square (Rome, GA) at the end of the second quarter 2001.

     Total cash flow support earned by the Company was $3.1 million for the year ended December 31, 2001. Earned support payments and funded tenant improvements under the Support Agreement are accounted for as capital contributions made by the minority owner in the Operating Partnership. As a result of the above transactions, the Company had a receivable of $0.8 million from Crown Investments at December 31, 2001.

CROWN ASSOCIATES LEASE AT PASQUERILLA PLAZA

     Approximately 14,600 square feet of Pasquerilla Plaza is leased to Crown American Associates ("Crown Associates") and an affiliate for annual base rent of approximately $0.28 million. The rent was determined based on rental rates being paid by existing third party tenants and on the fact that Crown Associates' lease includes certain furnishings and equipment and allows Crown Associates use of certain facilities in the building not available to other third party tenants. The lease with Crown Associates ends July 31, 2003, and includes a five-year renewal option at then market rents. The lease with the affiliate ends March 31, 2009, but the affiliate has the right to cancel the lease at the end of March 31, 2004. Total rent earned by the Company for the year ended December 31, 2001, was $0.29 million.

AMOUNTS DUE TO OR FROM CROWN ASSOCIATES AND ITS AFFILIATES

     In addition to the above item, the Company allocates a portion of the costs related to its administration, communications, MIS, legal, and risk management departments to Crown Associates based on estimated usage. These allocated costs aggregated $0.7 million for the year ended December 31, 2001. Conversely, Crown Associates and its affiliates charge the Company for use of their travel, hotel and dining services. Such costs totaled $0.2 million in 2001. There were no amounts due to or from Crown Associates and its affiliates at December 31, 2001 as a result of the above transactions.

                                    AUDITORS

     The Board of Trustees engaged Arthur Andersen LLP, independent public accountants, to audit the consolidated financial statements of the Company for the year ended December 31, 2001. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and, while they are not expected to make a statement, they will have the opportunity to do so if they desire. They will also be available to respond to appropriate questions. It is currently anticipated that the Board of Trustees will engage Arthur Andersen LLP to audit the Company's consolidated financial statements for the year ending December 31, 2002, but the Board intends to assess this prospective engagement closely as events arising out of Arthur Andersen's relationship with Enron continue to develop.

                                 OTHER MATTERS

     No business other than that set forth above is expected to come before the Annual Meeting or any adjournment thereof. Should other business properly come before the Meeting or any adjournment thereof, the proxy holders will vote upon the same according to their discretion and best judgment.

                            EXPENSES OF SOLICITATION

     The cost of solicitation of proxies for the Annual Meeting will be paid by the Company. In addition to the solicitation of proxies by mail, the officers and regular employees of the Company may, without additional compensation therefor, solicit proxies in person or by telephone or telegraph. Brokerage houses and other nominees, custodians or fiduciaries will be requested by the Company to forward proxy soliciting material and the Company's Annual Report to Shareholders to the beneficial owners of the shares of the Company's Common Shares held of record by them, and the Company will reimburse these record holders for their reasonable out-of-pocket expenses incurred in doing so.

                             SHAREHOLDER PROPOSALS

     The Board of Trustees does not know of any other business that may be presented for consideration at the Annual Meeting. If any other business should properly come before the Annual Meeting, it is the intention of those named in the Proxies solicited hereby to vote the shares represented by such Proxies in accordance with their judgment in such matters.

     A proposal submitted by a shareholder for the regular annual meeting of shareholders to be held in 2003 must be received by the Secretary, Crown American Realty Trust, Pasquerilla Plaza, Johnstown, Pennsylvania 15901 on or prior to November 19, 2002 in order to be eligible for inclusion in the Company's Proxy Statement for that annual meeting. Additionally, the advance notice provisions in the Company's bylaws require that for business to otherwise be properly brought before the annual meeting, notice must be delivered to the Company's Secretary between January 24, 2003 and February 23, 2003.

                                          By Order of the Board of Trustees,

                                          Ronald P. Rusinak
                                          Vice President, General
                                            Counsel and Secretary

                                                                       EXHIBIT A

                          CROWN AMERICAN REALTY TRUST
                            AUDIT COMMITTEE CHARTER

  I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three Trustees, each of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Trustees in its business judgment.

 II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Trustees:

     1. In its oversight of the Company's accounting and financial reporting principles and policies and internal audit controls and procedures;

     2. In its oversight of the Company's financial statements and the independent audit thereof;

     3. In selecting, evaluating and, where deemed appropriate, replacing the outside auditors; and

     4. In evaluating the independence of the outside auditors.

     The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Trustees), and
     (iii) representations made by management as to any information technology, internal audit, and other non-audit services provided by the auditors to the Company.

     The outside auditors for the Company are ultimately accountable to the Board of Trustees (as assisted by the Audit Committee). The Board of Trustees, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors.

     The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing each non-audit service provided to the Company and the matters set forth in Independence Standards Board No. 1.

     The outside auditors shall also submit to the Company annually a format written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's annual consolidated financial statements included in the Company's Form 10-K for the most recent fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and identifying separately the fees for such services, if any, relating to financial information systems design and implementation); and (iii) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate, and by each service.

III. Meetings of the Audit Committee: The Audit Committee shall meet four times annually, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements and quarterly financial results. The Audit Committee should meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

 IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1. With respect to the outside auditor,

      (i) to provide advice to the Board of Trustees in selecting, evaluating or replacing outside auditors;

      (ii) to review the fees charged by the outside auditors for audit and non audit services;

      (iii) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Trustees take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

      (iv) if applicable, to consider whether the outside auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Company is compatible with maintaining the independence of the outside auditors; and

      (v) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Trustees and Audit Committee;

     2. With respect to financial reporting principles and policies and internal audit controls and procedures,

      (i) to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

      (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU
            Section 380), as may be modified or supplemented, including reports and communications related to:

          - deficiencies noted in the audit in the design or operation of internal controls;

          - consideration of fraud in a financial statement audit;

          - detection of illegal acts;

          - the outside auditor's responsibility under generally accepted auditing standards;

          - significant accounting policies;

          - management judgments and accounting estimates;

          - adjustments arising from the audit;

          - the responsibility of the outside auditor for other information in documents containing audited financial statements;

          - disagreements with management;

          - consultation by management with other accountants;

          - major issues discussed with management prior to retention of the outside auditor;

          - difficulties encountered with management in performing the audit;

          - the outside auditor's judgments about the quality of the entity's accounting principles; and

          - reviews of interim financial information conducted by the outside auditor;

      (iii) to meet with management and/or the outside auditors:

          - to discuss the scope of the annual audit;

          - to discuss the audited financial statements;

          - to discuss any significant matters arising from any audit or report or communication referred to in items 2(ii) or 3(ii) above, whether raised by management or the outside auditors, relating to the Company's financial statements;

          - to review the form of opinion the outside auditors propose to render to the Board of Trustees and shareholders;

          - to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

          - to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

      (iv) to obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934; and

      (v) to discuss with the Company's General Counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies; and

     3. With respect to reporting and recommendations,

      (i) to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

      (ii) to review this Charter at least annually and recommend any changes to the full Board of Trustees; and

      (iii) to report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

 V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

Approved by the Audit Committee
February 6, 2002

                                  VOTE BY INTERNET - www.proxyvote.com
                                  Use the Internet to transmit your voting
                                  instructions and for electronic delivery of
                                  information up until 11:59 P.M. Eastern Time
CROWN AMERICAN REALTY TRUST       the day before the cut-off date or meeting
PASQUERILLA PLAZA                 date. Have your proxy card in hand when you
JOHNSTOWN, PA 15907-0879          access the web site. You will be prompted to
                                  enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

                                  VOTE BY PHONE - 1-800-690-6903
                                  Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                                  VOTE BY MAIL
                                  Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to CROWN AMERICAN REALTY TRUST, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                            CRWNA1           KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY


 CROWN AMERICAN REALTY TRUST


Vote on Trustees                            For    Withhold     For All        To withhold authority to vote, mark "For All Except"
1. The election of the following three      All      All        Except         and write the nominees' name on the line below.
   Trustees for a term expiring in
   2005:                                    [ ]      [ ]         [ ]           ----------------------------------------------------

   01) Mark E. Pasquerilla
   02) Clifford A. Barton
   03) Peter J. Siris

A vote FOR includes discretionary authority to vote for a substituted nominee if any of the nominees listed becomes unable to serve or for good cause will not serve.

Please date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as attorney, executor, administrator, guardian or trustee, please so indicate with your full title when signing. If a corporation, please sign in full corporate name, by duly authorized officer. If shares are held jointly, each shareholder named should sign.

NOTE: Please sign as name appears hereon. JOINT OWNERS SHOULD EACH SIGN. WHEN
SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE
FULL TITLE AS SUCH.


---------------------------------------------------                       ---------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date                              Signature (Joint Owners)                    Date


                           CROWN AMERICAN REALTY TRUST
                  Proxy for the Annual Meeting of Shareholders
                       Solicited by the Board of Trustees
        Johnstown Holiday Inn, 250 Market Street, Johnstown, Pennsylvania
               Wednesday, April 24, 2002 - 10:00 a.m. (local time)

The undersigned shareholder of CROWN AMERICAN REALTY TRUST (the "Company") does hereby appoint Terry L. Stevens and Donato B. Zucco, and each of them, acting individually, with full power of substitution, as proxies of the undersigned to vote at the Annual Meeting of Shareholders of the Company, to be held April 24, 2002 (the "Annual Meeting"), and at all adjournments thereof, all the Common Shares of Beneficial Interest of the Company, which the undersigned may be entitled to vote, on the matters set out on the reverse side of this card and described in the Proxy Statement and, in their discretion, on any other business which may properly come before the Annual Meeting.

The undersigned shareholder hereby also revokes all previous proxies for the Annual Meeting, acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement both dated March 19, 2002, and of the Annual Report to Shareholders for 2001.

You are urged to promptly return this proxy in the enclosed envelope,whether or not you expect to attend the Annual Meeting in person, so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Meeting.

The shares represented by this Proxy will be voted as directed by the shareholder. If this proxy is executed, but no direction is given, such shares will be voted "FOR" Item 1.

                (Continued and to be signed on the reverse side)